SCUDDER
                                                                     INVESTMENTS


Scudder Investments VIT Funds

Scudder VIT EAFE(R) Equity Index Fund

Supplement to the currently effective prospectuses

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Upon the recommendation of the advisor, the Board of Scudder VIT EAFE(R) Equity
Index Fund (the "Fund") has approved the termination and liquidation of the Fund effective on or about July 25, 2005 (the "Liquidation Date"). Accordingly, the Fund will redeem involuntarily the shares of any shareholder (i.e., the participating insurance companies that offer the Fund) outstanding on the Liquidation Date. Shareholders whose shares are redeemed involuntarily by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.

In conjunction with approving the termination and liquidation of the Fund, the Board of the Fund further approved closing the Fund to new investments effective as of the close of business on December 15, 2004. Existing insurance company investors that currently offer the Fund as an investment option may continue to offer it to their participants until the Liquidation Date.





               Please Retain This Supplement for Future Reference

January 20, 2005
VIT-3600